DEED OF TRUST AND SECURITY AGREEMENT,
 FIXTURE FINANCING STATEMENT AND ASSIGNMENT OF RENTS AND LEASES


      THIS  INDENTURE,  made effective as  of  this  6th  day  of
November, 1996, between and among John Schulz and Tom Bibleheimer, jointly and severally, whose post office address is 24252 Mimosa Drive, Laguna Niguel, Ca. 92677 and 16418 Silver Saddle Court, Poway, Ca. 92064, respectively (herein called "First Party"), and Mary Furgason, whose post office address is 14607 San Pedro, Suite 175, San Antonio, Texas 78232 (herein called "Trustee"), and AEI Net Lease Income & Growth Fund XIX Limited Partnership, a Minnesota limited partnership, whose corporate general partner is AEI Fund Management XIX, Inc., a Minnesota corporation, whose post office address is 1300 Minnesota World Trade Center, 30 East Seventh Street, Saint Paul, Minnesota 55101, (herein called "Third Party").

      WITNESSETH, that the said First Party hereby irrevocably MORTGAGES, GRANTS, BARGAINS, SELLS, TRANSFERS, CONVEYS AND WARRANTS TO TRUSTEE IN TRUST WITH POWER OF SALE AND GRANTS A SECURITY INTEREST TO THIRD PARTY IN, the following properties (all the following being hereinafter collectively referred to as the "Premises"):

                       A.  REAL PROPERTY

      All the tracts or parcels of real property lying and being in the County of Williamson, State of Texas, all as more fully described in Exhibit "A" attached hereto and made a part hereof, together with all the estates, title, dower, rights of homestead,claims, demands, and rights of First Party of, in, and to such rights in and to the real property and in and to lands lying in streets, alleys strips or gores of land and roads adjoining the real property and all buildings, structures, improvements, fixtures and annexations, access rights, easements, rights of way or use, servitudes, licenses, tenements, hereditaments and appurtenances now or hereafter belonging or pertaining to the real property, (and including all water, water rights, and ditches connected with or usually had and enjoyed in connection with the real property, whether represented by shares of capital stock in a ditch company or by individual ownership or otherwise); and

B.  PERSONAL PROPERTY

       Together with all buildings, equipment, fixtures, improvements, building supplies and materials and personal property now or hereafter attached to, located in, placed in or necessary to the use of the improvements on the Premises including, but without being limited to all machinery, fittings, fixtures, apparatus, equipment or articles used to supply heating, gas, electricity, air conditioning, water, light, waste disposal, power, refrigeration, ventilation, and fire and sprinkler protection, as well as all elevators, escalators, overhead cranes, hoists and assists, and the like, and all furnishings, supplies, draperies, maintenance and repair equipment, floor coverings, screens, storm windows, blinds, awnings, shrubbery and plants, ranges, ovens, refrigerators, dishwashers, disposals, (it being understood that the enumeration of any specific articles of property shall in no way be held to exclude any items of property not specifically enumerated), as well as renewals, replacements, proceeds, additions, accessories, increases, parts, fittings, insurance payments, awards and substitutes thereof, together with all interest of First Party in any such items hereafter acquired, all of which personal property mentioned herein shall be deemed fixtures and accessory to the freehold and a part of the realty and not severable in whole or in part without material injury to the Premises, but excluding therefrom the trade fixtures, inventory and removable personal property of any tenant or licensee of the Premises. Third Party agrees to subordinate its lien on all such personal property in favor of a purchase money security interest of First Party's lender; and

C.  RENTS, LEASES AND PROFITS

     Together with all rents, leases and profits now due or which may hereafter become due under or by virtue of any lease, license, sublease, or agreement, whether written or verbal, for the use or occupancy of the Premises or any part thereof, including, specifically, that certain lease by and between Third Party and Taco Cabana, Inc. dated August 13, 1992 (the "Lease"), which Lessee's interest in said lease was assigned to Texas Taco Cabana, LP pursuant to the General Assignment and Assumption of Leases between Taco Cabana, Inc. and TC Lease Holding III, V, and VI, Inc., and pursuant to the General Assignment and Assumption of Leases between TC Lease Holding III, V, and VI, Inc. and Texas Taco Cabana, LP, both dated October 31, 1993 (Texas Taco Cabana, LP hereinafter referred to as "Tenant") and in and to that certain Assignment of Alcohol Sales Lease dated June 30, 1994, by and among Tenant, Cabana Beverages, Inc.; and

D.  JUDGMENTS AND AWARDS

     Together with any and all awards or compensation made by any governmental or other lawful authorities for the taking or damaging by eminent domain of the whole or any part of the Premises, including any awards for a temporary taking, change of grade of streets or taking of access.

      TO HAVE AND TO HOLD THE SAME, together with the possession and right of possession of the Premises unto the Trustee, its successors and assigns, forever, in Trust;

       HOWEVER, THIS CONVEYANCE IS MADE IN TRUST FOR THE PURPOSE OF SECURING: (i) Payment of the principal sum of Six Hundred Sixty Thousand and 00/100 Dollars ($660,000.00), with interest thereon, according to the terms and conditions of that certain Promissory Note (hereinafter referred to as "Note") of even date herewith, the terms and conditions of which are incorporated herein by reference and made a part hereof, together with any extensions under or renewals or modifications thereof, made by First Party and payable to the order of Third Party due and payable with interest thereon at the rate(s) set forth in the Note, the balance of said principal sum together with interest thereon being due and payable in any event on May 1, 1997, unless extended pursuant to the terms of the Note; (ii) payment at the times demanded and with interest thereon at the same rate specified in the Note of all sums advanced in protecting the lien of this Indenture, in payment of taxes on the Premises and in payment of insurance premiums covering improvements on the Premises, in payment of principal and interest on prior liens, in payment of expenses and attorney's fees herein provided for and all sums advanced for any other purpose authorized herein; and
(iii) performance of all of the covenants and agreements of the First Party herein and in said Note; (the Note and all sums, together with interest thereon, being collectively referred to as the "Indebtedness Secured Hereby").

       AND THE SAID FIRST PARTY for itself, its heirs, administrators, successors and assigns, does covenant that it is lawfully seized of the Premises and has good right to sell, and convey the same; that the Premises are free from all encumbrances except those of record as of the date hereof and incorporated herein in this Indenture; that the Trustee, its successors and assigns, shall quietly enjoy and possess the Premises; and that the First Party will WARRANT AND DEFEND the title to the same against all lawful claims not specifically excepted in this Indenture.

THE TRUST, PURPOSES, COVENANTS, AGREEMENTS AND CONDITIONS FOR AND
UPON WHICH THE PREMISES ARE CONVEYED AND THE OBLIGATIONS OF FIRST
PARTY ARE AS FOLLOWS, TO-WIT:

                          ARTICLE ONE
           GENERAL COVENANTS, AGREEMENTS, WARRANTIES

       SECTION 1.1 PAYMENT OF INDEBTEDNESS: OBSERVANCE OF COVENANTS. First Party will duly and punctually pay each and every installment of principal and interest on the Note and all other Indebtedness Secured Hereby, as and when the same shall become due, and shall duly and punctually perform and observe all of the covenants, agreements and provisions contained herein, in the Note, and any other instrument given as security for the payment of the Note.

     SECTION 1.2 MAINTENANCE: REPAIRS. First Party agrees that it will keep and maintain the Premises in good condition, repair and operating condition free from any waste or misuse, and will comply with all requirements of law, municipal ordinances and regulations, restrictions and covenants affecting the Premises and their use, and will promptly repair or restore any buildings, improvements or structures now or hereafter on the Premises which may become damaged or destroyed to their condition prior to any such damage or destruction. First Party further agrees that without the prior consent of the Third Party, which consent shall not be unreasonably withheld, it will not expand any improvements on the Premises, erect any new improvements or make any material alterations in any improvements which will alter the basic structure, affect the market value or change the existing architectural character of the Premises, and will complete within a reasonable time any buildings now or at any time in the process of erection on the Premises. First Party agrees not to acquiesce in any rezoning classification, modification or restriction affecting the Premises. First Party agrees that it will not vacate or abandon the Premises.

      SECTION 1.3 PAYMENT OF OPERATING COSTS: PRIOR MORTGAGES AND LIENS. First Party agrees that it will pay all operating costs and expenses of the Premises; keep the Premises free from mechanics', materialmens' and other liens not expressly subordinated to this Indenture or provide security satisfactory to Third Party for the payment thereof; keep the Premises free from levy, execution or attachment and will pay when due all indebtedness which may be secured by mortgage, lien or charge on the Premises and upon request will exhibit to Third Party satisfactory evidence of such payment and discharge.

      SECTION 1.4 PAYMENT OF IMPOSITIONS. First Party will pay when due and before any penalty all taxes, assessments, water charges, sewer charges, and other fees, taxes, charges and assessments of every kind and nature whatsoever assessed or charged against or constituting a lien on the Premises or any interest therein, or the Indebtedness Secured Hereby ("Impositions") and will upon demand furnish to the Third Party proof of the payment of any such Impositions. In the event of a court decree or an enactment after the date hereof by any legislative authority of any law imposing upon a trustee or third party under a trust indenture or a mortgagee the payment of the whole or any part of the Impositions herein required to be paid by the First Party, or changing in any way the laws relating to the taxation of debts secured by trust indentures or mortgages or a trustee's, third party's or mortgagee's interest in premises conveyed as security, so as to impose such Imposition on the Trustee or Third Party or on the interest of the Trustee or Third Party in the Premises, then, in any such event, First Party shall bear and pay the full amount of such Imposition, provided that if for any reason payment by First Party of any such Imposition would be unlawful, or if the payment thereof would constitute usury or render the Indebtedness Secured Hereby wholly or partially usurious, Third Party, at its option, may declare the whole sum secured by this Indenture with interest thereon to be immediately due and payable, without prepayment premium, or Third Party at its option, may pay that amount or portion of such Imposition as renders the Indebtedness Secured Hereby unlawful or usurious, in which event First Party shall concurrently therewith pay the remaining lawful and non-usurious portion or balance of said Imposition.

      SECTION 1.5 CONTEST OF IMPOSITIONS, LIENS AND LEVIES. First Party shall not be required to pay, discharge or remove any Imposition, lien or levy so long as the First Party shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the levy, lien or Imposition so contested and the sale of the Premises, or any part thereof to satisfy the same, provided that the First Party shall, prior to the date such Levy, Lien or Imposition is due and payable, have given such reasonable security as may be demanded by the Third Party to insure such payments and prevent any sale or forfeiture of the Premises by reason of such nonpayment. Any such contest shall be prosecuted with due diligence and the First Party shall promptly after final determination thereof pay the amount of any such levy, lien or Imposition so determined, together with all interest and penalties, which may be payable in connection therewith. Notwithstanding the provisions of this Section, First Party shall (and if First Party shall fail so to do, Third Party, may but shall not be required to) pay any such levy, lien or Imposition notwithstanding such contest if in the reasonable opinion of the Third Party, the Premises shall be in jeopardy or in danger of being forfeited or foreclosed.

     SECTION 1.6 PROTECTION OF SECURITY. First Party agrees to promptly notify Third Party of and appear in and defend any suit, action or proceeding that affects the value of the Premises, the Indebtedness Secured Hereby or the rights or interest of Trustee and Third Party hereunder. The Third Party may elect to appear in or defend any such action or proceeding and First Party agrees to indemnify and reimburse Third Party from any and all loss, damage, expense or cost arising out of or incurred in connection with any such suit, action or proceeding, including costs of evidence of title and reasonable attorney's fees.

      SECTION 1.7 ANNUAL STATEMENTS. First Party will within ninety (90) days after the end of each fiscal year furnish to the Third Party financial and operating statements of the Premises and First Party, including a balance sheet and a profit and loss statement, all in reasonable detail and conforming to generally accepted accounting principles. Such financial statements shall be prepared and certified by an officer of First Party satisfactory to Third Party at the expense of First Party. In the event First Party fails to furnish any such statements the Third Party may cause an audit to be made of the respective books and records at the sole cost and expense of the First Party. Third Party also shall have the right after forty-eight (48) hours advance notice to First Party, or without notice if the Third Party deems the situation to be an emergency to examine at their place of safekeeping at reasonable times all books, accounts and records relating to the operation of the Premises and First Party.

      SECTION 1.8 ADDITIONAL ASSURANCES. First Party agrees upon reasonable request by the Third Party to execute and deliver such further instruments, financing statements under the Uniform Commercial Code now in effect in Texas (presently being Chapter 9 of the Texas Business and Commerce Code) or as it may hereafter be amended ("Code") and assurances and will do such further acts as may be necessary or proper to carry out more effectively the purposes of this Indenture and without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the granting clause hereof, or intended so to be. First Party agrees to pay any recording fees, filing fees, stamp taxes or other charges arising out of or incident to the filing or recording of this Indenture, such further assurances and instruments and the issuance and delivery of the Note.

      SECTION 1.9 DUE ON SALE OR MORTGAGING, ETC. In the event First Party sells, conveys, transfers, further mortgages or encumbers or disposes of the Premises, or any part thereof, or any interest therein, or agrees so to do, without the written consent of Third Party being first obtained, or if any controlling interest in First Party is sold, conveyed, or transferred without the written consent of Third Party being first obtained, then at the sole option of Third Party, the Third Party may declare the entire Indebtedness Secured Hereby due and payable in full and call for payment of the same in full at once. Third Party's consent as to any one transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions.

     SECTION 1.10 RENEWALS AND EXTENSIONS. The Note may be from time to time renewed or extended by the holder or holders thereof, and in any such case all the provisions of this Indenture, and the lien hereof, shall remain in full force and with the same effect as if said Note had originally been made to mature at such extended time or times.

      SECTION 1.11 PURPOSE. The Indebtedness Secured Hereby is in part payment of the purchase price of the Premises; the Indebtedness Secured Hereby is secured both by this Indenture and by a vendor's lien on the Premises, which is expressly retained in a deed to First Party of even date. This Indenture does not waive the vendor's lien, and the two liens and the rights created by this instrument shall be cumulative. Third Party may elect to foreclose under either of the liens without waiving the other or may foreclose under both. The deed is incorporated into this Indenture.

                          ARTICLE TWO
                     INSURANCE AND ESCROWS

     SECTION 2.1 INSURANCE. First Party shall obtain and keep in full force and effect during the term of this Indenture, at First Party's sole cost and expense, such insurance as called for in the Lease, if Tenant shall fail to obtain and maintain the same, including but not limited to insurance against loss by fire, lightning and risk customarily covered by standard extended coverage endorsement, including the cost of debris removal, together with a vandalism and malicious mischief endorsement, all in the amounts of not less than the full insurable value or full replacement cost of the improvements on the Premises, whichever is greater, also, Broad Form Boiler and Machinery insurance on all equipment and pressure fired vehicles or apparatus situate on the Premises, and providing for full repair and replacement cost coverage; also flood insurance in the maximum obtainable amount unless evidence is provided that the Premises are not within a flood plain as defined by the Federal Insurance Administration; also, Rents Loss or Business Interruption Insurance covering risk of loss due to the occurrence of any hazards insured against under the required fire and extended coverage insurance in an amount equal to the annual debt service on the Note plus the amount of insurance premiums, taxes and special assessments in that period.

      Such insurance policies shall be written on forms and with insurance companies satisfactory to Third Party, shall name as the insured parties the First Party, and Third Party as their interests may appear, shall be in amounts sufficient to prevent the First Party from becoming a co-insurer of any loss thereunder, and shall bear a satisfactory mortgagee clause in favor of the Third Party with loss proceeds under any such policies to be made payable to the Third Party. First Party shall also obtain and keep in full force and effect during the term of this Indenture comprehensive general public liability insurance covering the legal liability of the First Party against claims for bodily injury, death or property damage occurring on, in or about the Premises in such minimal amounts and with such minimal limits as the Third Party may reasonably require. All required policies of insurance or acceptable certificates thereof together with evidence of the payment of current premiums therefor shall be delivered to the Third Party. The First Party shall, within thirty (30) days prior to the expiration, termination, or change in or of any such policy, deliver other original policies or certificates of the insurer evidencing the renewal of such insurance together with evidence of the payment of current premiums therefor. In the event of a trustee's sale or foreclosure of this Indenture or any acquisition of the Premises by Third Party all such policies and any proceeds payable therefrom, whether payable before or after a foreclosure sale, or during a period of redemption, if any, shall become the absolute property of the Third Party to be utilized at its discretion. In the event of a Trustee's sale or foreclosure or the failure to obtain and keep any required insurance the First Party empowers the Third Party to effect insurance upon the Premises at First Party's expense and for the benefit of the Third Party in the amounts and types aforesaid for a period of time covering the time of redemption, if any, from foreclosure sale, and if necessary therefore, to cancel any or all existing insurance policies. First Party agrees to furnish Third Party copies of all inspection reports and insurance recommendations received by First Party from any insurer.

      SECTION 2.2 ESCROWS. Upon the written request of Third Party, First Party shall deposit with the Third Party, or at Third Party's request, with its servicing agent on the first day of each and every month hereafter, an amount equal to one-twelfth (1/12th) of the estimated annual taxes and assessments and insurance premiums ("Charges") due on the Premises. From time to time out of such deposits Third Party will, upon the presentation to the Third Party by the First Party of the bills therefor, pay the Charges or will upon presentation of receipted bills therefor, reimburse the First Party for such payments made by the First Party. In the event the deposits on hand shall not be sufficient to pay all of the estimated Charges when the same shall become due from time to time, or the prior payments shall be less than the currently estimated monthly amounts, then the First Party shall pay to the Third Party on demand any amount necessary to make up the deficiency. The excess of any such deposits shall be credited to subsequent payments to be made for such items. If a default or an event of default shall occur under the terms of this Indenture or the Note the Third Party may, at its option, without being required so to do, apply any deposits on hand to the Indebtedness Secured Hereby, in such order and manner as the Third Party may elect. When the Indebtedness Secured Hereby has been fully paid any remaining deposits shall be returned to the First Party as its interest may appear. All deposits are hereby pledged as additional security for the Indebtedness Secured Hereby, shall be held for the purposes for which made as herein provided, but may be commingled with other funds of the holder, shall be held without any allowance of interest thereon and shall not be subject to the decision or control of the First Party.

                         ARTICLE THREE
                    UNIFORM COMMERCIAL CODE

       SECTION 3.1 FIXTURE FILING. This Indenture shall constitute a security agreement as defined in the Code as adopted in the State of Texas and until the grant of this Deed of Trust shall terminate as provided herein, a first and prior pledge and assignment and a first and prior lien security under the Code with respect to the Premises. This INDENTURE SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING from the date of its filing in the real estate records of the County where the Premises are situate. Information concerning the security interest created by this instrument may be obtained from Third Party, as secured party, at its address as set forth in page one of this Indenture. The name of the record owner of the Premises is the First Party and the address of the First Party, as debtor, is as set forth in page one to this Indenture. This document covers goods which are or are to become fixtures related to the Premises of which the First Party is the record title owner as more fully set forth on the first two pages of this Deed of Trust.

      SECTION 3.2 REPRESENTATIONS AND AGREEMENTS. (a) First Party is and will be the true and lawful owner of the Premises, subject to no liens, charges, security interest and encumbrances other than the lien hereof and liens disclosed in writing prior to the date hereof to Third Party; (b) any equipment or fixtures are to be used by the First Party solely for business purposes being installed upon the Premises for First Party's own use or as the equipment and furnishings leased or furnished by the First Party, as landlord, to tenants of the Premises; (c) such equipment or fixtures will be kept at the buildings comprised in the Premises and will not be removed therefrom without the consent of the Third Party and may be affixed to such building but will not be affixed to any other real estate; (d) unless stated otherwise in this Indenture, the only persons having any interest in the Premises are the First Party and the Third Party and no financing statement covering any such property and any proceeds thereof is on file in any public office except pursuant hereto or purchase money security interests of First Party's equipment vendors or lenders; (e) the remedies of the Third Party hereunder are cumulative and separate, and the exercise of any one or more of the remedies provided for herein or under the Code shall not be construed as a waiver of any of the other rights of the Third Party including having such non realty items deemed part of the realty upon any sale or foreclosure thereof; (f) if notice to any party of the intended disposition of the Premises is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (l0) days prior to such intended disposition and may be given by posting or advertisement in a newspaper accepted for legal publications either separately or as part of a notice given to sell or foreclose the real property or may be given by private notice if such parties are known to Third Party; (g) First Party will from time to time provide Third Party on request with itemizations of all such non-realty items on the Premises; (h) the filing of a financing statement pursuant to the Code shall never impair the stated intention of this Indenture that all the equipment, personal property and fixtures comprising the Premises are, and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as part of the real property mortgaged hereunder irrespective of whether such item is physically attached to the real property or any such item is referred to or reflected in a financing statement; (i) First Party will on demand deliver all financing statements that may from time to time be required by Third Party to establish and perfect the priority of Third Party's security interest in such Collateral; and (j) First Party shall give advance written notice of any proposed change in First Party's name, identity or structure and will execute and deliver to Third Party prior to or concurrently with such change all additional financing statements that Third Party may require to establish and perfect the priority of Third Party's security interest.

      SECTION 3.3 MAINTENANCE OF PROPERTY. Subject to the provisions of this Section, in any instance where First Party in its sound discretion determines that any item subject to a security interest under this Indenture has become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary for the operation of the Premises, First Party may, at its expense, remove and dispose of it and substitute and install other items not necessarily having the same function, provided, that such removal and substitution shall not impair the operating utility and unity of the Premises. All substituted items shall become a part of the Premises and subject to the lien of the Indenture. Any amounts received or allowed First Party upon the sale or other disposition of the removed items of property shall be applied first against the cost of acquisition and installation of the substituted items. Nothing herein contained shall be construed to prevent any tenant or subtenant from removing from the Premises trade fixtures, furniture and equipment installed by it and removable by tenant under its terms of the lease, on the condition, however, that the tenant or subtenant shall at its own cost and expense, repair any and all damages to the Premises resulting from or caused by the removal thereof, and shall not remove such items without prior written notice to Third Party.

                          ARTICLE FOUR
              APPLICATION OF INSURANCE AND AWARDS

      SECTION 4.1 DAMAGE OR DESTRUCTION OF THE PREMISES. First Party will give the Third Party prompt notice of any damage to or destruction of the Premises and in case of loss covered by policies of insurance the Third Party (whether before or after foreclosure sale) is hereby authorized at its option to settle and adjust any claim arising out of such policies and collect and receipt for the proceeds payable therefrom, provided, that the First Party may itself adjust and collect for any losses arising out of a single occurrence aggregating not in excess of Ten Thousand Dollars ($10,000.00). Any expense incurred by the Third Party in the adjustment and collection of insurance proceeds (including the cost of any independent appraisal of the loss or damage on behalf of Third Party) shall be reimbursed to the Third Party first out of any proceeds. The proceeds or any part thereof shall be applied to reduction of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, without the application of any prepayment premium, or to the restoration or repair of the Premises, the choice of application to be solely at the discretion of Third Party.

     SECTION 4.2 CONDEMNATION. First Party will give the Third Party prompt notice of any action, actual or threatened, in condemnation or eminent domain and hereby assigns, transfers, and sets over to the Third Party the entire proceeds of any award or claim for damages for all or any part of the Premises taken or damaged under the power of eminent domain or condemnation, the Third Party being hereby authorized to intervene in any such action and to collect and receive from the condemning authorities and give proper receipts and acquittances for such proceeds. First Party will not enter into any agreements with the condemning authority permitting or consenting to the taking of the Premises unless prior written consent of Third Party is obtained. To enforce its rights hereunder, Third Party shall be entitled to participate in and control any condemnation proceedings and to be represented therein by counsel of its own choice, and First Party will deliver, or cause to be delivered, to Third Party such instruments as may be requested by it from time to time to permit such participation. In the event Third Party, in its reasonable judgement, as a result of any such decree, award or judgement, believes that the payment or performance of any obligation secured by this Deed of Trust is impaired, Third Party may, without notice, declare all of the Indebtedness Secured Hereby immediately due and payable in full. Any expenses incurred by the Third Party in intervening in such action or collecting such proceeds shall be reimbursed to the Third Party first out of the proceeds. The proceeds or any part thereof shall be applied upon or in reduction of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, without the application of any prepayment premium, or to the restoration or repair of the Premises, the choice of application to be solely at the discretion of Third Party.

      SECTION 4.3 DISBURSEMENT OF INSURANCE AND CONDEMNATION PROCEEDS. Should any insurance or condemnation proceeds be applied to the restoration or repair of the Premises the restoration or repair shall be done under the supervision of an architect acceptable to Third Party and pursuant to plans and specifications approved by the Third Party. In such case the proceeds shall be held by Third Party for such purposes and will from time to time be disbursed by Third Party to defray the costs of such restoration or repair under such safeguards and controls as Third Party may reasonably require to assure completion in accordance with the approved plans and specifications and free of liens or claims. First Party shall on demand deposit with Third Party and sums necessary to make up any deficits between the actual cost of the work and the proceeds and provide such lien waivers and completion bonds as Third Party may reasonably require. Any surplus which may remain after payment of all costs of restoration or repair may at the option of the Third Party be applied on account of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, without application of any prepayment premium or shall be returned to First Party as its interest may appear, the choice of application to be solely at the discretion of Third Party.

      SECTION 4.4 DISBURSEMENT OF INSURANCE AND CONDEMNATION PROCEEDS PURSUANT TO THE LEASE. Should any insurance or condemnation proceeds be required to be applied to the restoration or repair of the Premises according to the terms of the Lease, Third Party shall make the same available pursuant to such terms.

                          ARTICLE FIVE
                        LEASES AND RENTS

      SECTION 5.1 FIRST PARTY TO COMPLY WITH LEASES. First Party will, at its own cost and expense, perform, comply with and discharge all of the obligations of First Party under any leases or agreements for the use of the Premises and use its best efforts to enforce or secure the performance of each obligation and undertaking of the respective tenants under any such leases and will appear in and defend, at its own cost and expense, any action or proceeding arising out of or in any manner connected with the First Party's interest in any leases of the Premises. First Party shall permit no assignment or surrender of any tenant's interest under said leases unless the right to assign or surrender is expressly reserved under the lease nor anticipate any installment of rent for more than one month in advance of its due date nor execute any mortgage or indenture or create or permit a lien which may be or become superior to any such leases, nor permit a subordination of any lease to such mortgage, indenture, or lien. First Party will not modify or amend the terms of any such leases nor borrow against or pledge the rentals from such leases nor excuse or waive any default of the tenant thereunder without the prior written consent of the Third Party.

      SECTION 5.2 THIRD PARTY'S RIGHT TO PERFORM UNDER LEASES. Should the First Party fail to perform, comply with or discharge any obligations of First Party under any lease or other obligation affecting the Premises or should the Third Party become aware of or be notified by any tenant under any lease or by other party to any agreement affecting the Premises of a failure on the part of First Party to so perform, comply with or discharge its obligations under said lease or agreement, Third Party may, but shall not be obligated to, and without further demand upon the First Party, and without waiving or releasing First Party from any obligation in this Indenture contained, remedy such failure, and the First Party agrees to repay upon demand all sums incurred by the Third Party in remedying any such failure together with interest at the rate as specified in the Note. All such sums, together with interest as aforesaid shall become so much additional Indebtedness Secured Hereby, but no such advance shall be deemed to relieve the First Party from any default hereunder.

      SECTION 5.3 ASSIGNMENT OF LEASES,PROFITS, AND RENTS. The First Party does hereby sell, assign and transfer unto the Third Party all of the leases, rents and profits now due and which may hereafter become due under or by virtue of the Lease, and any other lease, whether written or verbal, or any agreement for the use or occupancy of the Premises, it being the intention of this Indenture to establish an absolute transfer and assignment of all such leases and agreements and all of the rents and profits from the Premises unto the Third Party including the right to collect in its own name all of said rents and profits; provided, First Party acknowledges that Third Party shall have the right to collect and retain such rents and profits unless and until the Indebtedness Secured Hereby has been paid in full. Until an event of default exists under this Indenture, any rents from the Premises received by Third Party shall be first applied to accrued interest, then to principal. Upon an event of default and whether before or after a trustees sale or the institution of legal proceedings to foreclose this Indenture or before or after sale thereunder or during any period of redemption existing by law, the Third Party, and without regard to waste, adequacy of the security or solvency of the First Party, may revoke the application of rents stated above, and may at its option, without notice and without in any way waiving such default, either (a) in person or by agent, with or without taking possession of or entering the Premises, with or without bringing any action or proceeding, give, or require First Party to give, notice to any or all tenants under any Lease authorizing and directing the tenant to pay such rents and profits to Third Party; continue to collect all of the rents and profits; enforce the payment thereof and exercise all of the rights of the Landlord under the leases and all of the rights of Third Party hereunder; may enter upon, take possession of, manage and operate said Premises, or any part thereof; may cancel, enforce or modify the leases, and fix or modify rents make from time to time all alterations, renovations, repairs or replacements and do any acts which the Third Party deems proper to protect the security hereof with or without the taking possession of the Premises;or (b) apply for the appointment of a receiver in accordance with the statutes and laws made and provided for, which receivership First Party hereby consents to, who shall collect the rents and profits, and all other income of any kind; manage the premises so as to prevent waste; execute leases within or beyond the period of receivership, and perform the terms of the Indenture and apply the rents and profits as hereinafter provided. Any such rents, issues, and profits shall be applied to the payment when due of:
(i) all reasonable fees of any receiver appointed hereunder, (ii) tenants security deposits, (iii) prior or current real state taxes or special assessments then due,(iv) premiums for insurance of the type required by the Indenture or, if the Indenture so requires, to the periodic escrow for payment of the taxes or special assessments then due, and (v) such alterations, renovations, repairs and replacements and expenses incident to taking and retaining possession of the Premises and managing and operating the same and keeping the same properly insured and all expenses for normal maintenance of the Premises, with interest on all such items, in such order of priority as to any of such items as Third Party in its sole discretion may determine, any statute, law, custom, or use to the contrary notwithstanding. Any rents remaining after application or the above items shall be applied to the Indebtedness Secured Hereby. If the Premises shall be foreclosed and sold pursuant to a foreclosure sale, then:

          (a) If the Third Party is the purchaser at the foreclosure sale, the rents shall be paid to the Third Party to be applied to the extent of any deficiency remaining after the sale, the balance to be retained by the Third Party, and if the Premises be redeemed by the First Party or any other party entitled to redeem, to be applied as a credit against the redemption price with any remaining excess rents to be paid to the First Party, provided, if the Premises not be redeemed, any remaining excess rents to belong to the Third Party, whether or not a deficiency exists;

          (b) If the Third Party is not the purchaser at the foreclosure sale, the rents shall be paid to the Third Party to be applied first, to the extent of any deficiency remaining after the sale, the balance to be retained by the purchaser, and if the Premises be redeemed by the First Party or any other party entitled to redeem, to be applied as credit against the redemption price with any remaining excess rents to paid to the First Party; provided, if the Premises are not redeemed, any remaining excess rents shall be paid first the purchaser at the foreclosure sale in an amount equal to the interest accrued upon the sale price, then to the Third Party to the extent of any deficiency remaining unpaid and then the remainder to the purchaser.

The entering upon and taking possession of the Premises, the collection of such rents and profits and the application thereof as aforesaid shall not cure or waive any defaults under this Indenture nor in any way operate to prevent the Third Party from pursuing any other remedy which it may now or hereafter have under the terms of this Indenture or shall it in any way be deemed to constitute the Third Party a mortgagee-in-possession. The rights and powers of the Third Party hereunder shall remain in full force and effect both prior to and after any foreclosure of the Indenture and any sale pursuant thereto and until expiration of the period of redemption from said sale, regardless of whether a deficiency remains from the sale.

First Party covenants and represents to Third Party that (i) First Party has full right, title, power and authority to assign the leases and the rents, income and profits due or to become due thereunder, (ii) no other assignment of any interest therein has been made, (iii) there are no existing defaults under the provisions of the leases, (iv) First Party has not performed any act or executed any instrument which might prevent Third Party from operating under any terms and conditions hereof or which would have limited First Party in such operation, and (v) First Party has not accepted and will not accept rent in excess of one month in advance.

First Party hereby authorizes Third Party to give notice in writing of this Assignment at any time and from time to time to any tenant under any of the leases. The Third Party shall not be obligated to perform or discharge any obligation or liability of the landlord under any of said leases or under or by reason of this Assignment; and the First Party shall and does hereby agree to indemnify and hold the Third Party harmless of and from any and all expenses, liability, loss or damage which it might incur under said leases or under or by reason of this Assignment, and of and from any and all claims by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in the leases except by reason of Third Party's gross negligence or willful misconduct.

Should Third Party incur any liability, loss, or damage under the leases or under or by reason of this Assignment, or in the defense of any such claims or demands, the amount thereof, including costs, expenses, and reasonable attorney's fees, shall be secured hereby; First Party shall reimburse Third Party therefor immediately upon demand, and upon failure of First Party so to do, Third Party may declare all sums secured hereby immediately due and payable.

The purchaser at any foreclosure sale, including the Third Party, shall have the right, at any time and without limitation, to advance money to any receiver appointed hereunder to pay any part or all of the items which the receiver would otherwise be authorized to pay if cash were available from the Premises and the sum so advanced, with interest at the rate provided for in the Note, shall be a part of the sum required to be paid to redeem from any foreclosure sale.

The rights hereunder shall in no way be dependent upon and shall apply without regard to whether the Premises are in danger of being lost, materially injured or damaged or whether the Premises are adequate to discharge the Indebtedness Secured Hereby. The rights contained herein are in addition to and shall be cumulative with the rights given in any separate instrument, if any, assigning any leases, rents and profits of the Premises and shall not amend or modify the rights in any such separate agreement.

Third Party may take or release other security, may release any party primarily or secondarily liable for any Indebtedness Secured Hereby, may grant extensions, renewals or indulgences with respect to such indebtedness, and may apply any other security therefor held by it to the satisfaction of such indebtedness, without prejudice to any of its rights hereunder. The violation of any of the covenants, representations, or provisions contained herein by First Party shall be deemed to be a default hereunder and under the terms of the Note and Deed of Trust. A default by First Party under the terms of any of the leases which would entitled the lessee or tenant thereunder to cancel and terminate such lease shall be deemed a default under the terms of the Note and the Deed of Trust. Any expenditures made by Third Party in curing any such default on First Party's behalf, with interest thereon at the highest lawful rate, shall become part of the Indebtedness Secured Hereby.

                          ARTICLE SIX
                     RIGHTS OF THIRD PARTY

      SECTION 6.1 RIGHT TO CURE DEFAULT. If the First Party shall fail to comply with any of the covenants or obligations of this Indenture, the Third Party may, but shall not be obligated to, without further demand upon First Party, and without waiving or releasing First Party from any obligation in this Indenture contained, remedy such failure, and the First Party agrees to repay upon demand all sums incurred by the Third Party in remedying any such failure together with interest at the rate as specified in the Note. All such sums, together with interest as aforesaid shall become so much additional Indebtedness Secured Hereby, but no such advance shall be deemed to relieve the First Party from any failure hereunder.

      SECTION 6.2 NO CLAIM AGAINST THE THIRD PARTY OR TRUSTEE. Nothing contained in this Indenture shall constitute any consent or request by the Third Party or Trustee, express or implied, for the performance of any labor or services or for the furnishing of any materials or other property in respect of the Premises or any part thereof, nor as giving the First Party or any party in interest with First Party any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would create any personal liability against the Third Party or Trustee in respect thereof or would permit the making of any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to this Indenture.

     SECTION 6.3 INSPECTION. First Party will permit the Third Party's authorized representatives to enter the Premises at all times for the purpose of inspecting the same; provided the Third Party shall have no duty to make such inspections and shall not incur any liability or obligation for making or not making any such inspections.

      SECTION 6.4 WAIVERS; RELEASES; RESORT TO OTHER SECURITY, ETC. Without affecting the liability of any party liable for payment of any Indebtedness Secured Hereby or performance of any obligation contained herein, and without affecting the rights of the Third Party or Trustee with respect to any security not expressly released in writing, the Third Party may, at any time, and without notice to or the consent of the First Party or any party in interest with the Premises or the Note (a) release any person liable for payment of all or any part of the Indebtedness Secured Hereby or for performance of any obligation herein, (b) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Indebtedness Secured Hereby or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof,
(c) accept any additional security, (d) release or otherwise deal with any property, real or personal, including any or all of the Premises, including making partial releases of the Premises; or
(e) resort to any security agreements, pledges, contracts of guarantee, assignments of rents and leases or other securities, and exhaust any one or more of said securities and the security hereunder, either concurrently or independently and in such order as it may determine.

      SECTION 6.5 RIGHTS CUMULATIVE. Each right, power or remedy herein conferred upon the Third Party is cumulative and in addition to every other right, power or remedy, express or implied, now or hereafter arising, available to Third Party, at law or in equity, or under the Code, or under any other agreement, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by the Third Party and shall not be a waiver of the right to exercise at any time thereafter any other right, power or remedy. No delay or omission by the Third Party in the exercise of any right, power or remedy arising hereunder or arising otherwise shall impair any such right, power or remedy or the right of the Third Party to resort thereto at a later date or be construed to be a waiver of any default or event of default under this Indenture or the Note.

    SECTION   6.6    SUBSEQUENT  AGREEMENTS.   Any   agreement
hereafter made by First Party and Third Party pursuant to this Indenture shall be superior to the rights of the holder of any intervening lien or encumbrance.

     SECTION 6.7 WAIVER OF APPRAISEMENT, HOMESTEAD, MARSHALING. The First Party hereby waives to the full extent lawfully allowed the benefit of any homestead, appraisement, evaluation, stay and extension laws now or hereinafter in force. First Party hereby waives any rights available with respect to marshaling of assets so as to require the separate sales of any portion of the Premises, or as to require the Third Party to exhaust its remedies against a specific portion of the Premises before proceeding against the other and does hereby expressly consent to and authorize the sale of the Premises or any part thereof as a single unit or parcel.

      SECTION 6.8 BUSINESS LOAN REPRESENTATIONS. The First Party represents and warrants to Third Party that the loan evidenced by the Note is a business loan transacted solely for the purpose of carrying on the business of First Party and does not constitute the homestead of First Party.

                         ARTICLE SEVEN
                 EVENTS OF DEFAULT AND REMEDIES

      SECTION 7.1 EVENTS OF DEFAULT. It shall be an event of default under this Indenture if (a) the First Party or any co-maker, guarantor or surety shall fail to pay any principal or interest on the Note when and as the same becomes due (whether Tenant shall pay rent under the Lease or not, or whether such failure of First Party to pay shall occur at the stated maturity or at a date fixed for any installment payment or any accelerated payment date or otherwise); or (b) the First Party shall fail to comply with or perform any of the terms, conditions or covenants of the Note or of this Indenture; or (c) the First Party shall fail to pay when due any other Indebtedness Secured Hereby; or
(d) the First Party, or any maker, guarantor or surety of the Note shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file a petition seeking any reorganization, dissolution, liquidation, arrangement, composition, readjustment or similar relief under any present or future bankruptcy or insolvency statute, law or regulation or shall file an answer admitting to or not contesting the material allegations of a petition filed against it in such proceedings, or shall not within sixty (60) days after the filing of such a petition have the same dismissed or vacated, or shall seek or consent to or acquiesce in the appointment of any trustee,  receiver  or  liquidator of  a  material  part  of  its properties, or shall not within sixty (60) days after the appointment without the consent or acquiescence of it of a trustee, receiver or liquidator of any material part of its properties have such appointment vacated; or (e) the First Party shall default in the performance of any terms, conditions or covenants of any other instrument securing the Note; or (f) any representation or warranty made by First Party herein, in the Note or in any other instrument securing the Note shall be false, breached or dishonored; or (g) the First Party or any maker, guarantor or surety of the Note shall be adjudged incompetent or die and satisfactory provisions are not made for the substitution of the liability of said party's estate for the repayment of the Indebtedness Secured Hereby or the First Party shall be dissolved, liquidated or wound up.

      SECTION 7.2   THIRD PARTY AND TRUSTEE'S POWER TO ACCELERATE
AND SELL.

          (a) Upon default by First Party in the payment when due, time being of the essence, of any Indebtedness Secured Hereby, or default by First Party in the performance of any agreement hereunder, or an event of default shall occur, then all of the unpaid principal Indebtedness Secured Hereby, including any payments or advances made by Third Party under the provisions hereof, together with all earned or accrued interest, court costs, and reasonable attorney's fees hereunder, shall without demand or presentment, notice, protest, or action of any nature (each of which is expressly waived by First Party hereby) at the option of Third Party immediately become due and payable, and the said Trustee hereunder shall at the request of said Third Party enforce this Trust;and

          (b) and after advertising the time, place and terms of the sale, and the property to be sold, by posting or causing to be posted written or printed notice thereof for at least the number of days required by applicable law or statute, including but not limited to Section 51.002, Texas Property Code, as amended, successively next before the date of said sale at the courthouse door of the county or counties where said real estate is situated, and with the County Clerk of such county or counties, which notices may be posted by the Trustee acting or by any other person, the Trustee shall sell the same, in accordance with such advertisement at public auction in front of the courthouse door of such county or counties where such real estate is situated on the first Tuesday of any month between the hours of l0:00 A.M. and 4:00 P.M. to the highest bidder for cash and sell all the property so advertised, as an entirety or in parcels as the Trustee acting may elect, and make due conveyance to the purchaser or purchasers with general warranty binding said First Party herein, its successors and assigns. And a sale of less than the whole of the property herein conveyed or any defective or irregular sale made hereunder shall not exhaust the power of sale herein conferred, but subsequent sales hereunder may be made as long and as often as any of this Indebtedness Secured Hereby remains unpaid and any of said property exists. The recitals in any conveyance executed by the Trustee shall be full evidence of the truth of the matters therein stated, and all prerequisites to said sale shall be presumed to have been performed, and such sale and conveyance shall be conclusive against First Party, regardless of whether such prerequisites actually shall have been performed. Third Party may become the purchaser at any sale, being the highest bidder, and

          (c) In addition to the posting of the notice provided above, Third Party shall, at least twenty-one (21) days preceding the date specified in the hereinabove described notice as the date upon which said property will be sold as aforesaid, serve written notice of the proposed sale by certified mail on each debtor obligated to pay such debt according to the records of the Third Party, which service shall be completed upon deposit of the notice, or a copy thereof, enclosed in a postpaid wrapper, properly addressed to each of such debtors at the most recent address as shown by the records of Third Party, in a post office or official depository under the care and custody of the United States Postal Service, or its successors. It is expressly agreed that the affidavit of any person having knowledge of the facts to the effect that such service was completed as aforesaid, shall be prima facie evidence of the fact of such service and it is further expressly agreed and stipulated that Third Party, or employee, agent, or representative of Third Party may make such service as aforesaid, and

          (d) The Trustee making such sale shall receive the proceeds thereof and apply the same as follows: (1) pay the reasonable expenses of this trust and the attorney's fees provided in said Note; (2) all amounts with interest as aforesaid that may have been expended by the holder of any part of the Indebtedness Secured Hereby arising under the covenants and agreements hereinabove contained and not evidenced by the Note;
          (3) all past due interest and accrued interest; (4) the unpaid principal of the Indebtedness Secured Hereby; and (5) the remainder of such proceeds of sale, if any, shall be paid to First Party or its assigns. In the event the hereinbefore described property becomes vacant and remains vacant for a period of thirty (30) days, or in case any default is made in the payment of the Indebtedness Secured Hereby, or any portion thereof, or in case default is made in any covenant or agreement made herein, or in the Note secured hereby, then all rents, revenues, rights and profits arising or accruing from said property, are hereby assigned, transferred and set out to Third Party, and Third Party is hereby expressly authorized and empowered to enter upon said Premises, take possession thereof and rent same for such rental as it may deem proper; to collect and receive all rentals, revenues, rights and profits arising or accruing therefrom, and to manage and control said property so long as such vacancy or default shall continue, and all tenants, or other persons then in possession of said property, are hereby directed upon production of this Indenture or certified copy hereof, to pay all such rents, revenues, rights and profits to Third Party. The provision of this Section shall become effective immediately upon the happening of any such vacancy or default, and as often as same shall occur, and shall remain effective so long as any such vacancy or default shall continue. Any monies or rents collected by Third Party, less reasonable expenses of collection, shall be applied on the Indebtedness Secured Hereby, and to such portion or items of said indebtedness as Third Party may elect. The exercise of its rights under this Section by Third Party shall not in anyway prejudice or impair otherwise its right of foreclosure hereunder, nor shall Third Party be liable for any inability or failure to collect such rents. First Party specifically agrees that after any sale under this Indenture it shall be a mere tenant at sufferance of the purchaser of said property at the Trustee's sale, and that purchaser shall be entitled to immediate possession thereof, and that if the First Party fails to vacate the Premises immediately, the purchaser may, and he shall have the right to go into any justice court in the precinct or county in which the property is located and file an action in forcible entry and detainer, which action shall lie against the First Party as tenant at sufferance,and

          (e) Third Party may, at its option, accomplish all or any of the aforesaid in such manner as permitted or required by Chapter 51 of the Texas Property Code as then amended relating to the sale of real estate or by Chapter 9 of the Texas Business and Commerce Code relating to the sale of collateral after default by a debtor (as said article or chapter now exist or may be hereinafter amended or succeeded), or by any other present or subsequent articles or enactments relating to same. In instances where the personalty is located in states other than Texas, such sales shall be made in accordance with local law for such state, including, to the extent there relevant, the Uniform Commercial Code there in effect. Nothing contained in the Paragraph shall be construed to limit in any way Trustee's right to sell the Premises by private sale if, and to the extent that such private sale is permitted under applicable law or by public or private sale after entry of a judgment by any court of competent jurisdiction ordering same. At any such sale:

          (i)     whether made under the
                  power herein contained, the aforesaid Chapter 51 the Texas Property Code, any other applicable law or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Premises (First Party shall deliver to Trustee any portion of the Premises not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale;

         (ii)     each instrument
                  of conveyance executed by Trustee shall contain a general warranty of title, binding upon First
                  Party;

        (iii)     each and  every
                  recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder;

         (iv)     any  and   all
                  prerequisites to the validity thereof shall be conclusively presumed to have been performed;

          (v)     the receipt of Trustee
                  or of such other party or officer making the sale shall be sufficient to discharge to the purchaser or purchasers for his or their purchase money, and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money be in any way answerable for any loss, misapplication or nonapplication thereof;

         (vi)     to the  fullest
                  extent permitted by law, First Party shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold, and such sale shall be a perpetual bar, both at law and in equity, against First Party and against all other persons claiming or to claim the property sold or to any part thereof by, through or under First Party; and

        (vii)     to the extent and
                  under such circumstances as are permitted by law, Third Party may be a purchaser at any such sale.

       SECTION 7.3 DIVESTMENT OF RIGHTS; TENANT AT SUFFERANCE. After sale of the Premises, or any portion thereof, First Party will be divested of any and all interest and claim thereto, including any interest or claim to all insurance policies, bonds, loan commitments and other intangible property covered hereby. Additionally, with respect to the Premises, after a sale of all or any portion thereof, First Party will be considered a tenant at sufferance of the purchaser of the same, and said purchaser shall be entitled to immediate possession thereof, and if First Party shall fail to vacate the Premises immediately, purchaser may and shall have the right, without further notice to First Party, to go into any justice court in any precinct or county in which the Premises is located and file an action in forcible entry  and  detainer, which action shall lie  against  the  First
Party or its assigns or legal representatives, as a tenant at sufferance. This remedy is cumulative of any and all remedies the Third Party may have hereunder or otherwise.

       SECTION 7.4 RECEIVER. Upon an event of default or bringing of any suit or action to foreclose this Indenture or to enforce any other remedy available hereunder, the Third Party shall be entitled as a matter of right without notice and without giving bond and without regard to the solvency or insolvency of the First Party, or waste of the Premises or adequacy of the security of the Premises, to obtain the appointment of a receiver of all of the Premises and of the earnings, rents and profits thereof under any statute or law providing for the same with the right to apply the earnings, rents and payments to the costs and expenses of the receivership, including reasonable attorney's fees, to the repayment of the Indebtedness Secured Hereby and to the operation, maintenance, upkeep and repair of the Premises, including payment of taxes on the Premises and payments of premiums of insurance on the Premises to which appointment the First Party does hereby irrevocably consent.

       SECTION 7.5 RIGHTS UNDER CODE. In addition to the rights available to the Third Party hereunder, Third Party shall also have all the rights, remedies and recourse available to a secured party under the Uniform Commercial Code including the right to proceed under the provisions of the Uniform Commercial Code governing default as to any Personal Property which may be included in the Premises or which may be deemed non-realty or to proceed as to such personal property in accordance with the procedures and remedies available pursuant to a trustee's sale or foreclosure of real estate, in addition to, and not in limitation of the other rights, remedies, and recourses afforded by the Note and at law or in equity.

       SECTION 7.6 RIGHT TO DISCONTINUE PROCEEDINGS. In the event Third Party shall have requested Trustee to invoke any right, remedy or recourse permitted under this Indenture and shall thereafter elect to discontinue or abandon the same for any reason, Third Party shall have the unqualified right to do so and in such event First Party, Trustee and Third Party shall be restored to their former positions with respect to the Indebtedness Secured Hereby. This Indenture, the Premises and all rights, remedies and recourse of Third Party shall continue as if the same had not been invoked.

      SECTION 7.7 SUCCESSOR TRUSTEE. At the option of the Third Party, with or without any reason, a successor or substitute
Trustee may be appointed by Third Party without any formality other than a designation in writing of a successor or substitute Trustee, who shall thereupon become vested with and succeed to all the powers and duties given to the Trustee herein named, the same as if the successor or substitute Trustee had been named original Trustee herein; and such right to appoint a successor or substitute Trustee shall exist as often and whenever Third Party desires. If Third Party is a corporation, the corporation may act through any authorized officer, or by any agent or attorney in fact properly authorized by any such officer.

                         ARTICLE EIGHT
                      HAZARDOUS MATERIALS

      SECTION 8.1   DEFINITIONS.

            a. "Hazardous Substance" means hazardous substance or waste, toxic substances, polychlorinated biphenyls. asbestos or related materials, including but not limited to, substances defined as "hazardous substance(s)," "toxic substance(s)," "hazardous waste," "pollutant," or "contaminant" in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9061, et seq. ("CERCLA"), the Hazardous Materials Transportation Act, 49 U.S.C. Sec. 6901, et seq., the Federal Resource Conservation and Recovery Act of 1976 ("RCRA") and any other federal, state or local environmental laws, statutes, regulations, requirements and ordinances. The term does include petroleum, including crude oil or any fraction thereof, natural gas and natural gas liquids, liquefied natural gas, and synthetic gas usable for fuel or mixtures thereof.

            b. Hazardous Substance Claim ("Claim") means discovery of Hazardous Substance on the Premises or receipt of a notice, claim, demand or complaint from any government agency or office or from any third party for the payment of damages, costs or expenses for Hazardous Substance disposal or remedial action pursuant to federal, state or local law relative to the Premises and relating to Hazardous Substance deposited on the Premises prior to the time that Third Party becomes an owner of the Premises, including, but not limited to, legal, engineering, testing and other fees. A "Claim" shall not include deposits of any Hazardous Substance by Third Party, its agents or employees.

            c. Hazardous Substance Liability ("Liability") means the occurrence of a claim, and all damages, costs and expenses in connection therewith, including but not limited to legal, engineering, testing and other fees, and including a final determination or judgment entered or agreed upon.

        SECTION 8.1 CERTIFICATION. First Party covenants, represents and warrants to Third Party, its successors and assigns, (i) that it has not used or permitted the Premises to be used, and will not knowingly permit the Premises to be used, whether directly or through contractors, agents or tenants, and to the best of First Party's knowledge after reasonable investigation and except as disclosed to Third Party in writing prior to the date thereof, the Premises has not at any time been used for the generating, transporting, treating, storage, manufacture, emission or, disposal of any Hazardous Substance;
(ii) to the best of First Party's actual knowledge, that except as disclosed to Third Party in writing prior to the date thereof, there have been no investigations or reports involving First Party or the Premises by any governmental authority which in any way pertain to Hazardous Substances; (iii) to the best of First Party's actual knowledge, except as disclosed to Third Party prior to the date hereof, that the operation of the Premises has not violated and is not currently violating, and shall not violate during the term of this Deed of Trust, any federal, state or local law, regulation, ordinance or requirement governing Hazardous Substance; (iv) to the best of First Party's actual knowledge, that the Premises is not listed in the United States Environmental Protection Agency's National Priorities List of Hazardous Waste Sites nor any other list, schedule, log, inventory or record of Hazardous Substance or hazardous waste sites, whether maintained by the United States Government or any state or local agency; and (v) that, to the best of First Party's actual knowledge, the Premises does not contain any formaldehyde, urea or asbestos, except as may have been disclosed in writing to the Third Party by the First Party at the time of execution and delivery of this Deed of Trust.

       SECTION 8.3 NOTICE. If a Claim occurs, the First Party upon receiving actual or constructive notice thereof shall immediately notify the Third Party in writing.

       SECTION 8.4 DISPOSAL. If a Claim occurs, First Party will proceed immediately and diligently after receipt of notice of the Claim to dispose of or secure the Hazardous Substance in full compliance with all applicable laws and regulations, and if First Party fails to commence disposal or security within five
(5) days after receipt of notice of a Claim or if in the sole opinion of Third Party the Hazardous Substance imposes a threat requiring immediate attention, Third Party may at its option proceed to so dispose of or secure the Hazardous Substance, provided, however, if the First Party in good faith believes that the claimed Hazardous Substance is not in fact a Hazardous Substance, First Party shall have the right to challenge such Claim in an appropriate forum before commencing such disposal work.

       SECTION 8.5 LEGAL ACTIONS. In the event legal action is taken against Third Party or the Premises regarding a Claim, or commenced by First Party to challenge a Claim, First Party shall defend such action at its own expense, and Third Party shall cooperate with First Party in the defense thereof, or at Third
Party's election, assume the defense at the expense of First Party. Third Party shall have the right to join First Party as party defendant in any such legal action brought against it or the Premises, and First Party hereby consents to the entry of an order making it a party defendant.

       SECTION 8.6 INDEMNITY. First Party shall at all times indemnify and save Third Party harmless from and against all liability which Third Party may, for any cause and at any time, sustain or incur by reason of a Claim, including but not limited to any loss, including attorneys fees, as a result of any inaccuracy in any statements herein certified.

       SECTION 8.7 PAYMENT BY FIRST PARTY. First Party shall pay, upon demand by Third Party, the amount of any Liability paid by Third Party. First Party shall satisfy and discharge any judgment recovered against Third Party or the Premises by reason of such Liability promptly after the entry thereof, unless an appeal is taken and any bonds required to stay the collection thereof are procured and filed by First Party. If a final judgment is entered against Third Party or the Premises after appeal, Third Party shall satisfy and discharge such judgment. Third Party may in its reasonable discretion make any payment as required herein, and First Party shall promptly repay to Third Party the amount of such payment, with interest.

       SECTION 8.8 RELIANCE AND BENEFIT. First Party is aware that Third Party is relying on the representations and covenants contain in this Article in making the loan secured by this Deed of Trust, and all collateral security documents. This Article shall be binding upon and shall inure to the benefit of the parties, their legal representatives, successors, and assigns and shall survive the foreclosure of this Deed of Trust or acceptance of a deed in lieu of such a foreclosure.

                          ARTICLE NINE
                         MISCELLANEOUS

       SECTION  9.1    RELEASE OF TRUST.  When  all  Indebtedness
Secured Hereby has been paid, this Indenture and all assignments herein contained shall be released at the cost and expense of the First Party, otherwise to remain in full force and effect.

      SECTION 9.2 CHOICE OF LAW. This Indenture is intended to be construed under the laws of the state where the Premises are situate.

       SECTION 9.3 CHANGES OF OWNERSHIP. In the event that the ownership of the Premises becomes vested in a person or persons other than the First Party, the Third Party may continue to deal with the First Party without any obligation to deal with such successor or successors in interest with reference to this Indenture and the Indebtedness Secured Hereby until notified of such vesting. Upon such notification, the Third Party may thereafter deal with such successor in place of First Party without any obligation to thereafter deal with First Party and without waiving any liability of First Party hereunder or under the Note. The First Party shall give immediate written notice to the Third Party of any conveyance, transfer or change of ownership of the Premises but nothing in this Section contained shall constitute the consent of the Third Party to any such conveyance, transfer or change or negate any provisions elsewhere in this Indenture giving Third Party the right to declare the entire unpaid balance of the Indebtedness Secured Hereby due and payable immediately on such vesting.

       SECTION 9.4 SUCCESSORS AND ASSIGNS. This Indenture and each and every covenant, agreement and other provision hereof shall be binding upon the First Party and its successors and assigns including without limitation each and every from time to time record owner of the Premises or any other person having an interest therein, shall run with the land, and shall inure to the benefit of the Third Party and its successors and assigns. As used herein the words "successors and assigns" shall also be deemed to include the heirs, representatives, administrators and executors of any natural person who is a party to this Indenture.

       SECTION  9.5    UNENFORCEABILITY OF CERTAIN CLAUSES.   The
enforceability or invalidity of any provisions hereof  shall  not
render   any  other  provision  or  provisions  herein  contained
unenforceable or invalid.

       SECTION 9.6 CAPTIONS AND HEADINGS. The captions and headings of the various sections of this Indenture are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

       SECTION 9.7 NOTICES. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and the mailing thereof by certified mail or nationally recognized overnight carrier to their respective addresses as set forth in this Indenture or to such other places any party hereto may hereafter by notice in writing designate shall constitute service of notice hereunder.

       SECTION 9.9 LIMITATIONS. All agreements between First Party hereof and Third Party hereof are hereby expressly limited so that in no contingency or event whatsoever, shall the amount paid, or agreed to be paid, to the Third Party hereof for the use, forbearance or detention of the money to be loaned under said Note exceed the maximum amount permissible under applicable law. If, for any circumstances whatsoever, fulfillment of any of the provisions hereof or of said Note at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstances Third Party hereof should ever receive as interest an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owed under said Note and not to the payment of interest or shall be refunded to First Party hereof.

       SECTION 9.9 TRUSTEE. Trustee accepts this Trust when this Indenture, duly executed and acknowledged is made a public record as provided by law.

       SECTION 9.10  REQUEST FOR COPY OF NOTICE OF DEFAULT. First
Party requests that a copy of any notice of default and of any notice of sale hereunder be mailed to him at the address hereinabove set forth.

       SECTION 9.11 REMEDIES CUMULATIVE, CONCURRENT AND NON-EXCLUSIVE. Trustee and Third Party shall have all rights, remedies and recourses granted in the documentation executed by First Party or Third Party respecting the Premises and available at law or equity (including specifically, but not limited to, those granted by the Uniform Commercial Code in effect and applicable to the Premises or any portion thereof) and same (a) shall be cumulative and concurrent; (b) may be pursued separately, successively or concurrently against First Party, any Guaranty or others obligated under the Note, or against the Premises, or against any one or more of them at the sale discretion of Third Party; (c) may be exercised as often as occasion thereof shall arise, it being agreed by First Party that the exercise or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; and (d) are intended to be, and shall be, nonexclusive.

       SECTION 9.12 RELEASE OF AND RESORT TO COLLATERAL. Any part of the Premises may be released by the Third Party without affecting, subordinating or releasing the lien, security interest and assignment hereof against the remainder. The lien, security interest and other rights granted hereby shall not affect or be affected by any other security taken for the same indebtedness or any part thereof. The taking of additional security, or the rearrangement, extension or renewal of the Indebtedness, or any part thereof, shall not release or impair the lien, security interest and other rights granted hereby or affect the liability of any endorser, guarantor or surety, or improve the right of any permitted junior lienholder; and this Deed of Trust, as well as any instrument given to secure any rearrangement, renewal or extension of the Indebtedness Secured Hereby, or any part thereof, shall be and remain a first and prior lien, except as otherwise provided herein, on all of the Premises not expressly released until the Indebtedness is completely paid.

       SECTION 9.13 WAIVER OF REDEMPTION, NOTICE AND MARSHALLING OF ASSETS. To the fullest extent permitted by law, First Party hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to First Party by any present or future laws exempting the Premises from attachment, levy or sale on or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) all notices of any Event of Default (except as may be provided for under the terms hereof) or of Third Party's or Trustee's election to exercise or the actual exercise of any right, remedy or recourse provided for under the documents of this transaction between the First Party and the Third Party; (c) any right to appraisal or marshall of assets or a sale in inverse order of alienation; (d) the exemption of homestead; and (e) the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Third Party under the terms of this Deed of Trust, to sell the Premises for the collection of the Indebtedness Secured Hereby
(without any prior or different resort for collection) or the right of Third Party, under the terms of this Deed of Trust, to the payment of the Indebtedness Secured Hereby out of the proceeds of sale of the Premises in preference to every other person and claimant whatever (only reasonable expenses of such sale being first deducted). First Party expressly waives and relinquishes any right or remedy which it may have or be able to assert by reason of the provisions of Chapter 34 of the Business and Commerce Code of the State of Texas pertaining to the rights and remedies of sureties.


       IN WITNESS WHEREOF, the First Party has caused these presents to be executed effective as of the date first above written.

                  /s/ John Shulz
                      John Schultz     John Schulz /s/ JS [changed to conform
                                                          to the facts]


                  /s/ Tom Bibleheimer
                      Tom Bibleheimer


STATE OF California)
                      )ss.
COUNTY OF San Diego)

       The foregoing instrument was acknowledged before me this 5th day of November, 1996, by John Schultz and Tom Bibleheimer.

                              /s/ L. Matella
                                  Notary Public
      [notary seal]




THIS  DOCUMENT  WAS DRAFTED BY and AFTER RECORDING,  RETURN  THIS
DOCUMENT TO:

Michael B. Daugherty
1300 Minnesota World Trade Center
30 South Seventh Street
St. Paul, Minnesota  55101
(612) 720-0777





                             Exhibit A
                          Legal Description

Lot  2,  Hesters  Crossing  Shopping  Center,  a  subdivision  of
Williamson County, Texas, according to the map or plat of record in Cabinet H, Slide 221, Plat Records of Williamson County,
Texas.